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                                                                  EXHIBIT 10.19

                       SECOND AMENDMENT TO LOAN AGREEMENT


         This Second Amendment to Credit Agreement ("Second Amendment") is entered into between COMPASS BANK ("Bank" or "Lender") and TOREADOR ROYALTY CORPORATION and TOREADOR EXPLORATION & PRODUCTION, INC. (collectively, the "Borrower") and is dated December 15, 1998. Terms defined in the Loan Agreement between the Lender and the Borrower dated November 13, 1997 (as amended, the "Credit Agreement"), are used herein as therein defined unless otherwise defined herein or the context otherwise requires.

                                R E C I T A L S:

         WHEREAS, the Borrower has requested the Lender to modify the terms of the Credit Agreement in certain respects; and

         WHEREAS, the Lender is willing to amend the terms of the Credit Agreement subject to the terms and conditions set forth herein,

         NOW, THEREFORE, the Borrower and the Lender hereby agree as follows:

         1. Section 1.0 of the Credit Agreement is hereby amended by adding thereto the following definition:

                  "Preferred Stock" means the Preferred Stock described in the certificate of designations attached to the Second Amendment as ANNEX A.

         2. The lead-in for Section 2.6 of the Credit Agreement is hereby amended as follows:

                  "2.6 COLLATERAL. Within 30 days after December 15, 1998, the Borrowers will do the following:"

                  Clauses (a), (b), and (c) of such Section 2.6 shall remain unchanged.

         3. The Borrowing Base determined under Section 3.0 of the Credit Agreement is $2,700,000 as of the date hereof.

         4. Section 7.4 of the Credit Agreement is hereby amended by adding the following sentence thereto:

                  "Notwithstanding the foregoing, Toreador Royalty Corporation shall be permitted to form a Delaware corporation under the name of "Tormin, Inc.", if all of the


SECOND AMENDMENT TO LOAN AGMT/TOREADOR ROYALTY CORP.

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                  outstanding common stock and other equity interests of
                  Tormin, Inc. are owned by Toreador Royalty Corporation."

         5. Section 7.5 of the Credit Agreement is hereby amended by adding thereto the following sentence:

                  "Notwithstanding the foregoing, on or about December 15, 1998, Toreador Royalty Corporation shall be permitted to advance to its wholly owned subsidiary, Tormin, Inc., a Delaware corporation, cash in the amount of up to $7,100,000 to be used by Tormin, Inc. to acquire certain mineral interests from Howell Petroleum Corporation, the repayment of which shall be evidenced by a promissory note of the Borrower payable to Toreador Royalty Corporation."

         6. Section 7.7 of the Credit Agreement is hereby amended in its entirety:

                  "7.7 DIVIDENDS AND DISTRIBUTIONS. Make any distribution (other than dividends payable in its capital stock or, if no Event of Default or Potential Default exists or will exist as a result thereof, cash dividends on the Preferred Stock) on any shares of any class of its capital stock or apply any of its property or assets to the purchase, redemption or other retirement of any shares of any class of its capital stock."

         7. GOVERNING LAW. THIS AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT VERNON'S TEXAS CIVIL STATUTES, ARTICLE 5069, CHAPTER 15 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY.

         8. JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE LENDER, IN COURTS HAVING SITUS IN DALLAS, DALLAS COUNTY, TEXAS. THE BORROWER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN DALLAS, DALLAS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE LENDER IN ACCORDANCE WITH THIS SECTION.

         9. WAIVER OF RIGHTS TO JURY TRIAL. THE BORROWER AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ALL RIGHTS TO TRIAL BY


SECOND AMENDMENT TO LOAN AGMT/TOREADOR ROYALTY CORP.

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JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT
RELATES TO OR ARISES OUT OF ANY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT.

         10. Counterparts. For the convenience of the parties, this Second Amendment may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

         11. Effect. Except as amended hereby, the Credit Agreement shall remain unchanged and in full force and effect.

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SECOND AMENDMENT TO LOAN AGMT/TOREADOR ROYALTY CORP.

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         12.      ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE
AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

         IN WITNESS WHEREOF, this Second Amendment is deemed executed effective as of the date first above written.

                                   BORROWER:

                                   TOREADOR ROYALTY CORPORATION


                                   By: /S/ G. THOMAS GRAVES III
                                      -------------------------------
                                   Printed Name: G. Thomas Graves III
                                   Title: President

                                   and

                                   TOREADOR EXPLORATION & PRODUCTION, INC.


                                   By: /S/ G. THOMAS GRAVES III
                                      -------------------------------
                                   Printed Name: G. Thomas Graves, III
                                   Title: President

                                   LENDER:

                                   COMPASS BANK


                                   By: /S/ CHRIS D. COWAN
                                      -------------------------------
                                   Printed Name: Chris D. Cowan
                                   Title: Assistant Vice President



SECOND AMENDMENT TO LOAN AGMT/TOREADOR ROYALTY CORP.

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